UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 12, 2009

DELTA AIR LINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia  30320-6001
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (404) 715-2600

Registrant’s Web site address:    www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                   Other Events.

Delta Air Lines, Inc. today issued a press release announcing that it has reached a definitive agreement with US Airways to exchange certain flying rights and airport facilities at New York’s LaGuardia and Washington’s Reagan National airports.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01                   Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 99.1	Press Release dated August 12, 2009 titled “Delta Reinforces New York Commitment with Plan for Domestic Hub at LaGuardia Airport”

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

By: /s/ Leslie P. Klemperer
Date: August 12, 2009	Leslie P. Klemperer Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press Release dated August 12, 2009 titled “Delta Reinforces New York Commitment with Plan for Domestic Hub at LaGuardia Airport”